Mortgage Servicing Rights, Net - Schedule of Expected Amortization of MSRs Recorded (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Transfers and Servicing of Financial Assets [Abstract]
2021	$ 293,647
2022	249,591
2023	211,575
2024	179,066
2025	151,176
Thereafter	691,393
Total	$ 1,776,448